BURR-BROWN CORPORATION

                 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


September 15, 1995                                                   9:00 a.m.

You are hereby notified that a Special Meeting of Stockholders of Burr-Brown Corporation will be held on the 15th day of September 1995 at 9:00 a.m. at the principal executive offices of the Company, 6730 South Tucson Boulevard, Tucson, Arizona 85706, to consider and act upon the following matter:

          1. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares.

If you are unable to attend the meeting personally, please be sure to date, sign and return the enclosed proxy in the stamped envelope provided.

Only stockholders of record on the books of the Company at the close of business on July 28, 1995 will be entitled to vote at the meeting.

                                   By Order of the Board of Directors,

                                   Jill H. Rice
                                   Corporate Secretary

August 11, 1995

                                   IMPORTANT

A Proxy Statement and proxy are submitted herewith. All stockholders are urged to complete and mail the proxy promptly whether or not you plan to attend the meeting in person. The enclosed envelope for return of the proxy requires no postage if mailed in the U.S.A. or Canada. Stockholders attending the meeting may personally vote on all matters that are considered, in which event the signed proxy may be revoked. It is important that your shares be voted.

                         BURR-BROWN CORPORATION
                       6730 South Tucson Boulevard
                         Tucson, Arizona  85706

                           PROXY STATEMENT FOR
                     SPECIAL MEETING OF STOCKHOLDERS

GENERAL

     This Proxy Statement and accompanying Proxy Card are furnished in connection with the solicitation by the Board of Directors of Burr-Brown Corporation, a Delaware corporation (the "Company"), of proxies to be voted at a Special Meeting of Stockholders to be held on September 15, 1995, or at any adjournment or postponement thereof (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at 9:00 a.m. at the principal executive offices of the Company located at 6730 South Tucson Boulevard, Tucson, Arizona 85706. It is anticipated that this Proxy Statement and the enclosed Proxy Card will be first mailed to stockholders on or about August 11, 1995.

VOTING SECURITIES

     The close of business on July 28, 1995 was the record date for stockholders entitled to notice of and to vote at the Special Meeting. As of July 28, 1995, the Company had _________ shares of Common Stock outstanding and entitled to vote at the Special Meeting. Holders of Common Stock are entitled to one vote for each share of Common Stock so held.

REVOCABILITY OF PROXY

     Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or may be revoked by attending the Special Meeting and voting in person. When a proxy is returned properly signed, the shares represented thereby will be voted as directed by the persons named in the proxy. If a proxy is returned without specifying a choice, the shares will be voted "FOR" proposal 1. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes, but are not counted for purposes of determining whether a proposal has been approved.

SOLICITATION OF PROXIES

     The Company will bear the cost of solicitation of proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth certain information as of July 28, 1995 (with the exception of information regarding Dimensional Fund Advisors, The TCW Group, Inc. and FMR Corp., which is stated as of December 31, 1994), regarding the ownership of the Company's Common Stock by (i) all persons known by the Company to be beneficial owners of five percent (5%) or more of its outstanding Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and each of the Company's other Executive Officers whose compensation for services rendered to the Company for 1994 was in excess of $100,000 and (iv) all executive officers and directors of the Company as a group.

                                    Amount and Nature of
                                   Beneficial Ownership(1)
                                    Number of  Percent of
     Name of Beneficial Owner         Shares      Class
     ________________________      __________  _________
     Thomas R. Brown, Jr.                 (2)
     Director and Chairman
     Burr-Brown Corporation
     6730 South Tucson Blvd.
     Tucson, Arizona  85706

     Thomas J. Troup                      (3)
     Director and Vice Chairman

     Francis J. Aguilar                   (4)
     Director

     John S. Anderegg, Jr.                (4)
     Director

     Bob J. Jenkins                       (4)
     Director

     James A. Riggs                       (4)
     Director

     Marcelo A. Gumucio
     Director

     Syrus P. Madavi                      (5)
     Director, President & CEO

     John L. Carter                       (6)
     Executive Vice President & CFO

     All Current Directors and            (7)
     Current Executive Officers
     as a Group (9 persons)

                                    Amount and Nature of
                                   Beneficial Ownership(1)
                                    Number of  Percent of
     Name of Beneficial Owner         Shares      Class
     ________________________       _________  __________
     Dimensional Fund Advisors            (8)
     1299 Ocean Avenue
     Santa Monica, CA  90401

     FMR Corp.                            (9)
     82 Devonshire Street
     Boston, MA  02109

     TCW Group, Inc.
     865 S. Figueroa Street
     Los Angeles, CA  90017

_______________________

(1) Unless otherwise indicated, each of the beneficial owners named in the table has sole voting and investment power with respect to all shares owned by them, subject to applicable community property laws. The number of shares for each beneficial owner named in this table reflects the 3-for-2 stock split in the form of a stock dividend effected on May 19, 1995.

(2) Includes _________ shares held by Brown Investment Management Limited Partnership, of which Mr. Brown is a General Partner and pursuant to
     which he shares dispositive power over these shares.   Does not include
     the _______ shares held in the Burr-Brown Corporation Stock Bonus Plan and Trust over which Mr. Brown and Mr. Carter have voting power.

(3) Includes ______ shares held in a trust over which Mr. Troup holds voting and investment power and ______ shares subject to an option granted for services as a non-employee Director pursuant to the Company's Stock Incentive Plan.

(4) Includes ______ shares subject to an option granted for services as a non-employee Director pursuant to the Company's Stock Incentive Plan.

(5) Includes _______ shares subject to options granted to Mr. Madavi pursuant to the Company's Stock Incentive Plan that are exercisable within 60 days following the Record Date.

(6) Includes ________ shares subject to options granted to Mr. Carter pursuant to the Company's Stock Incentive Plan that are exercisable within 60 days following the Record Date.

(7) Includes _______ shares subject to options granted to Executive officers pursuant to the Company's Stock Incentive Plan that are exercisable within 60 days following the Record Date. Also includes _________ shares held by Brown Investment Management Limited Partnership, of which Mr. Brown is a General Partner, as described in Note 2 above.

(8) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of _________ shares of Burr-Brown Corporation stock as of December 31, 1994, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or a series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(9) Includes _________ shares beneficially owned by Fidelity Investments. FMR Corp. is the parent holding company of the foregoing entity.

               PROPOSAL ONE - AMENDMENT TO THE COMPANY'S
                  RESTATED CERTIFICATE OF INCORPORATION


     The Board of Directors is requesting stockholder approval of an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 20,000,000 to 40,000,000. On July 28, 1995, __________ shares of Common Stock were issued and outstanding. There are __________ shares of Common Stock reserved for issuance upon exercise of options or warrants. The remaining __________ shares of authorized but unissued Common Stock are not reserved for any specific use and are available for future issuance. The foregoing share numbers reflect the 3-for-2 stock split in the form of a stock dividend effected on May 19, 1995. The increase in the authorized number of shares of Common Stock is proposed, in part, to maintain an adequate percentage of authorized Common Stock available for future issuance, in view of the recent increase in outstanding shares due to the 3-for-2 stock split in the form of a stock dividend. The Board of Directors considers it advisable to have the additional shares available for possible future financings, acquisitions, stock dividends, for issuance under the Company's employee benefit plans and for other general corporate purposes.

     If this amendment is adopted, Article Fourth of the Company's Restated Certificate of Incorporation will be amended to read in its entirety as follows:

        "FOURTH: The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Preferred Stock" and "common stock." The total number of shares which the Corporation shall have authority to issue is Forty-two Million (42,000,000) and the aggregate par value of all shares of stock that are to have a par value shall be Four Hundred Twenty Thousand Dollars ($420,000). The total number of shares of Preferred Stock shall be Two Million (2,000,000) and the par value of each share of such class shall be One Cent ($.01). The total number of shares of common stock shall be Forty Million (40,000,000) and the par value of each share of such class shall be One Cent ($.01)."

     If this amendment is adopted, the additional shares of Common Stock may be issued by direction of the Board of Directors at such times, in such amounts and upon such terms as the Board of Directors may determine, without further approval of the stockholders unless, in any instance, such approval is expressly required by regulatory agencies or otherwise. The Nasdaq National Market, on which the issued shares of Common Stock are currently included for quotation, requires stockholder approval as a prerequisite to continued inclusion of the shares in several situations, including acquisition transactions, where the issuance of additional shares could result in an increase of 20% or more in the number of shares of capital stock of the Company outstanding. The Common Stock carries no preemptive rights to purchase additional shares.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

     In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment.
In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected.

     The affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of the amendment to the Company's Restated Certificate of Incorporation. The Board of Directors recommends that the stockholders vote FOR the increase in the Company's authorized shares of Common Stock from 20,000,000 to 40,000,000.

                              By Order of the Board of Directors

                              Jill H. Rice
                              Corporate Secretary

Dated:  August 11, 1995

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         BURR-BROWN CORPORATION

     Thomas R. Brown, Jr. and Syrus P. Madavi, or either of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of capital stock of Burr-Brown Corporation (the "Company") that the undersigned is entitled to vote at a Special Meeting of Stockholders of the Company on September 15, 1995 and at any adjournments or postponements thereof as follows:


1. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares.

          FOR  [ ]    AGAINST  [ ]      ABSTAIN  [ ]

     The Board of Directors recommends a vote FOR the above proposal. This Proxy will be voted as directed, or, if no direction is indicated, will be voted FOR the above proposal. This proxy may be revoked at any time before it is voted.

     DATE: ____________________ , 1995


     __________________________________
     (Signature)

     __________________________________
     (Signature if held jointly)

     (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                       USING THE ENCLOSED ENVELOPE